CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Condensed Consolidated Statements Of Operations
REVENUES	$ 1,118,118	$ 761,042
Cost of revenues	669,056	207,570
Gross profit	449,062	553,472
OPERATING EXPENSES
Research and development expenses	3,469,078	646,756
Loss on sale of inventory	0	1,934,630
Plasma center operating expenses	1,746,864	1,163,148
General and administrative expenses	3,142,289	1,431,894
TOTAL OPERATING EXPENSES	8,358,231	5,176,428
LOSS FROM OPERATIONS	(7,909,169)	(4,622,956)
Interest income	20,924	1,689
Interest expense	(30,683)	(1,602,958)
LOSS BEFORE INCOME TAXES	(7,918,928)	(6,224,225)
State income tax benefit	617,615	320,765
NET LOSS	$ (7,301,313)	$ (5,903,460)
NET LOSS PER SHARE - BASIC AND DILUTED	$ (1.39)	$ (13.16)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC AND DILUTED	5,265,771	448,434